Exhibit 99.1

Attention: Board of Directors of Rapid Link Incorporated From: Christopher J. Canfield Date: October 12, 2009 Dear fellow Board Members, Effective tomorrow, October 13, 2009, I will formally resign my duties and responsibilities as Chief Executive Officer and Board of Director member. It has been a pleasure working with all of you. I wish you the best of luck with your endeavors. Yours Truly, Christopher J. Canfield 5406 N 99th Omaha, NE 68134 USA Telephone (+1) 970-547-8185 Fax:(+1) 402-392-7545 Email: chrisc@rapidlink.com